AXP(R)
    Growth
          Fund

2003 SEMIANNUAL REPORT
JAN. 31, 2003

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.

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Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers
  with Portfolio Management                              7

Investments in Securities                               10

Financial Statements (Portfolio)                        13

Notes to Financial Statements (Portfolio)               16

Financial Statements (Fund)                             19

Notes to Financial Statements (Fund)                    22

Results of Meeting of Shareholders                      28

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--  Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

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4   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
          AS OF JAN. 31, 2003

PORTFOLIO MANAGER

Portfolio manager                                  Nick Thakore
Tenure/since                                             4/1/02
Years in industry                                             9

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 3/1/72            B: 3/20/95     C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INIDX             B: IGRBX       C: AXGCX         Y: IGRYX

Total net assets                                 $3.068 billion

Number of holdings                            approximately 140

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                   X    LARGE
                        MEDIUM  SIZE
                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Health Care 29.0%
Information Technology 18.7%
Consumer Discretionary 17.0%
Energy & utilities 6.6%
Industrials 5.7%
Consumer Staples 4.4%
Financials 3.6%
Materials 2.8%
Other 12.2%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer                                  5.1%
Merck & Co                              2.6
Johnson & Johnson                       2.3
USA Interactive                         2.1
eBay                                    2.1
Procter & Gamble                        1.9
Circuit City Stores                     1.9
General Electric                        1.7
HCA                                     1.6
Wyeth                                   1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, political, economic and other factors.

Fund holdings are subject to change.

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6   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

Q: How did AXP Growth Fund perform for the six-month period ended Jan. 31, 2003?

A: AXP Growth Fund's Class A shares fell 4.98%, excluding sales charges, for the period. In a difficult market environment, the Fund outperformed both its benchmark, the Russell 1000(R) Growth Index, and its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which declined 5.30% and 7.43%, respectively. The S&P 500 Index fell 5.26% for the same period.

Q:  What factors had a significant impact  on performance?

A: Market conditions and investor psychology were huge factors affecting performance during the six-month period, depressing the portfolio's returns earlier in the period and boosting returns during the market rally later in the period. However, good stock selection helped the Fund outperform both its benchmark and peer group for the six months.

    At the beginning of the period, the Fund's reduced emphasis on financial stocks and overweight position in the healthcare sector both helped relative performance. The financial sector had a miserable three months, while large-cap healthcare stocks fared better than most. Later in the period, some of the Fund's beaten-up technology holdings that were particularly attractive from both a growth and valuation standpoint benefited in the October-November market rally. Its below-market weight position in technology held back relative performance.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Jan. 31, 2003
 0%
-1%
-2%
-3%
-4%         (bar 1)
-5%         -4.98%      (bar 2)                (bar 1)
-6%                     -5.30%                 -5.26%
-7%                                 (bar 3)
-8%                                 -7.43%

(bar 1)    AXP Growth Fund
           Class A (excluding sales charge)

(bar 2)    The Russell 1000(R) Growth Index (unmanaged)(1)

(bar 3)    Lipper Large-Cap Growth Funds Index(2)

(bar 4)    Standard & Poor's 500 Index (unmanaged)(3)

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin  callout  quote)  >  Stocks  generally  remain  expensive,   although  we
anticipate   attractive   buying   opportunities  to  develop  in  any  economic
environment. (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS
as of Jan. 31, 2003

                              Class A             Class B                  Class C                        Class Y
(Inception dates)            (3/1/72)            (3/20/95)                (6/26/00)                      (3/20/95)
                        NAV(1)     POP(2)    NAV(1)   After CDSC(3)  NAV(1)     After CDSC(4)      NAV(5)        POP(5)
6 months*               -4.98%    -10.44%    -5.30%     -9.09%       -5.30%       -6.25%         -4.87%         -4.87%
1 year                 -24.80%    -29.12%   -25.37%    -28.36%      -25.37%      -25.37%        -24.66%        -24.66%
5 years                 -6.71%     -7.81%    -7.42%     -7.58%         N/A          N/A          -6.58%         -6.58%
10 years                +5.19%     +4.57%      N/A        N/A          N/A          N/A             N/A           N/A
Since inception           N/A        N/A     +3.50%     +3.50%      -31.38%      -31.38%         +4.43%         +4.43%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the portfolio during the period?

A: At the beginning of the period, we identified opportunities in select companies that were down about 50% during the market pullback in the summer, but showed signs of potentially faster growth. We were looking to keep the price-to-earnings ratio of the portfolio lower than the benchmark, while owning stocks that had the potential to outpace market gains. Although the market had a miserable third quarter relative to other growth funds, this aggressive stance paid off during the six-months. Early in the period exposure to the consumer cyclical sector was increased with stocks that seemed poised to restart growth. Opportunities in the healthcare sector paid off later in the period, but a higher-than-index weighting in the energy sector did not, despite all signs pointing toward a rally in this area. Contributing to gains during the period was the selloff of the portfolio's holdings in AOL/Time Warner and Wyeth, two issues that rebounded in October and November after losses earlier in the year. AOL/Time Warner, the media company, faced management issues during the period while Wyeth, a pharmaceutical company, overcame regulatory issues related to its manufacturing operations.

Q:  What is your outlook and how will you position the Fund?

A: A stubbornly weak economic recovery complicated by the threat of war in the Middle East and on the Korean peninsula, keeps us cautious in the near term. With this uncertainty, consumer spending has begun to weaken. Any further deterioration in consumer spending would adversely affect an economic recovery. Although sales, particularly in the auto sector, have been strong, incentives to help attract sales have weakened company profits. Stocks generally remain expensive, although we anticipate being able to find attractive buying opportunities in any economic environment. Rather than focus on the short term, we believe indentifying strong companies with solid fundamentals that are poised to take advantage of an eventual economic recovery will bode well for the Fund in the long term.

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9   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

Growth Portfolio
Jan. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (89.3%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.8%)
Lockheed Martin                              755,000            $38,542,750
United Technologies                          285,000             18,120,300
Total                                                            56,663,050

Banks and savings & loans (0.1%)
Mitsubishi Tokyo Financial Group                 600(c)           3,131,566

Beverages & tobacco (2.6%)
Altria Group                                 580,000             21,964,600
Coca-Cola                                    900,000             36,414,000
PepsiCo                                      520,000             21,049,600
Total                                                            79,428,200

Chemicals (0.6%)
Dow Chemical                                 110,000              3,196,600
Praxair                                      165,000              8,999,100
RPM Intl                                     575,000              6,284,750
Total                                                            18,480,450

Communications equipment & services (4.7%)
EchoStar Communications Cl A               1,280,000(b)          33,216,000
Marvell Technology Group                     460,000(b,c)         8,404,200
Motorola                                   3,700,000             29,526,000
Nokia ADR                                  2,350,000(c)          33,816,500
QUALCOMM                                     470,000(b)          17,700,200
UTStarcom                                    305,000(b)           5,877,350
WebMD                                      1,580,000(b)          14,883,600
Total                                                           143,423,850

Computer software & services (3.8%)
Automatic Data Processing                    910,000             31,549,700
Microsoft                                    900,000(b)          42,714,000
Oracle                                     3,575,000(b)          43,007,250
Total                                                           117,270,950

Computers & office equipment (4.0%)
Apple Computer                             1,185,000(b)          17,016,600
Cisco Systems                              1,225,000(b)          16,378,250
Dell Computer                              1,575,000(b)          37,579,500
First Data                                   900,000             30,960,000
Sanmina-SCI                                  820,000(b)           3,001,200
Seagate Technology                         1,210,000             11,107,800
Western Digital                              860,000(b)           6,837,000
Total                                                           122,880,350

Energy (4.1%)
Anadarko Petroleum                           790,000             36,426,900
Apache                                       530,000             33,077,300
Burlington Resources                         600,000             26,460,000
EnCana                                       300,000(c)           9,423,000
Newfield Exploration                         180,000(b)           5,952,600
Ocean Energy                                 480,000              8,990,400
XTO Energy                                   260,000              6,328,400
Total                                                           126,658,600

Energy equipment & services (1.3%)
Schlumberger                               1,055,000             39,773,500

Financial services (2.7%)
Citigroup                                    605,000             20,799,900
Fannie Mae                                   245,000             15,851,500
Freddie Mac                                  275,000             15,394,500
MBNA                                         445,000              7,489,350
Nomura Holdings                            1,895,000(c)          22,767,175
Total                                                            82,302,425

Food (2.0%)
Campbell Soup                                749,000             17,953,530
General Mills                                270,000             12,131,100
Kellogg                                      660,000             22,044,000
Sara Lee                                     425,000              8,474,500
Total                                                            60,603,130

Furniture & appliances (0.3%)
Matsushita Electric Industrial               905,000(c)           8,639,528

Health care (22.4%)
Abbott Laboratories                          405,000             15,438,600
Alcon                                         67,400(b,c)         2,588,160
Allergan                                     230,000             13,954,100
Amgen                                        710,000(b)          36,181,600
Baxter Intl                                  810,000             22,825,800
Becton, Dickinson & Co                       745,000             24,436,000
Bristol-Myers Squibb                       1,100,000             25,949,000
Forest Laboratories                          643,800(b)          33,316,650
Gilead Sciences                              385,000(b)          13,436,500
GlaxoSmithKline ADR                          530,000(c)          20,542,800
Johnson & Johnson                          1,315,000             70,497,150
Lilly (Eli)                                  210,000             12,650,400
Medtronic                                    825,000             37,059,000

See accompanying notes to investments in securities.

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10   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Health care (cont.)
Merck & Co                                 1,440,000            $79,761,600
Millennium Pharmaceuticals                   200,100(b)           1,480,740
Pfizer                                     5,265,000            159,845,400
Pharmacia                                    535,000             22,346,950
Schering-Plough                              875,000             15,846,250
Takeda Chemical Inds                         150,000(c)           5,702,851
Teva Pharmaceutical Inds ADR                 510,000(c)          19,584,000
Wyeth                                      1,313,500             51,265,905
Total                                                           684,709,456

Health care services (7.2%)
Anthem                                       100,000(b)           6,208,000
Caremark Rx                                2,310,000(b)          45,276,000
HCA                                        1,200,000             51,288,000
McKesson                                   1,175,000             33,405,250
UnitedHealth Group                           430,000             37,797,000
Wellpoint Health Networks                    615,000(b)          44,698,200
Total                                                           218,672,450

Household products (7.0%)
Avon Products                                370,000             18,500,000
Clorox                                       405,000             15,479,100
Colgate-Palmolive                            495,000             25,200,450
Gillette                                   1,290,000             38,571,000
Kimberly-Clark                               480,000             22,233,600
Newell Rubbermaid                            715,000             19,912,750
Procter & Gamble                             710,000             60,754,700
UNILEVER                                     265,000(c)          15,028,150
Total                                                           215,679,750

Insurance (0.9%)
American Intl Group                          270,000             14,612,400
Travelers Property Casualty Cl B             859,000(b)          13,967,340
Total                                                            28,579,740

Leisure time & entertainment (1.0%)
AOL Time Warner                            2,000,000(b)          23,320,000
Viacom Cl B                                  224,750(b)           8,664,113
Total                                                            31,984,113

Media (5.8%)
eBay                                         870,000(b)          65,389,200
Fox Entertainment Group Cl A                 315,000(b)           8,703,450
Liberty Media Cl A                           950,000(b)           9,471,500
Omnicom Group                                250,000             15,075,000
Tribune                                      265,000             12,826,000
USA Interactive                            3,035,000(b)          66,800,350
Total                                                           178,265,500

Metals (2.2%)
Barrick Gold                               1,430,000(c)          23,523,500
Freeport-McMoRan
Copper & Gold Cl B                         1,525,800(b)          28,639,266
Newmont Mining                               575,000             16,646,250
Total                                                            68,809,016

Multi-industry conglomerates (4.0%)
Accenture Cl A                               940,000(b,c)        15,557,000
Cendant                                    3,855,000(b)          42,713,400
General Electric                           2,300,000             53,222,000
Tyco Intl                                    675,000(c)          10,806,750
Total                                                           122,299,150

Restaurants & lodging (1.3%)
McDonald's                                 2,855,000             40,655,200

Retail (7.4%)
AutoZone                                     220,000(b)          14,456,200
Big Lots                                     299,900(b)           3,748,750
Circuit City Stores                        9,989,650             59,838,003
CVS                                          660,000             14,929,200
Dollar General                             1,125,000             12,667,500
Expedia Cl A                                 265,000(b)          15,900,000
Gap                                          524,700              7,676,361
Home Depot                                 1,715,000             35,843,500
Seven-Eleven Japan                           105,000(c)           2,687,594
Staples                                    1,560,000(b)          26,785,200
Wal-Mart Stores                              610,000             29,158,000
Total                                                           223,690,308

Textiles & apparel (0.2%)
Liz Claiborne                                220,000              6,318,400

Utilities -- gas (1.2%)
Kinder Morgan                                835,000             37,666,850
Kinder Morgan Management LLC                   --(b)                      9
Total                                                            37,666,859

Utilities -- telephone (0.7%)
Citizens Communications                    1,100,000(b)          10,769,000
Nextel Communications Cl A                   858,600(b)          10,835,532
Total                                                            21,604,532

Total common stocks
(Cost: $2,872,103,129)                                       $2,738,190,073

See accompanying notes to investments in securities.

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11   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Options purchased (1.5%)
Issuer        Contracts         Exercise         Expiration        Value(a)
                price             date
Puts
Nasdaq 100
    Index      98,435              $25           March 2003      $17,472,213
S&P 500
    Index       6,057              875           March 2003       28,831,320

Total options purchased
(Cost: $41,183,958)                                               $46,303,533

Short-term securities (10.9%)
Issuer              Annualized              Amount                  Value(a)
                   yield on date          payable at
                    of purchase            maturity

U.S. government agencies (8.2%)
Federal Home Loan Mtge Corp Disc Nts
     02-28-03         1.24%              $18,300,000            $18,282,350
     03-06-03         1.27                   800,000                799,101
Federal Natl Mtge Assn Disc Nts
     02-07-03         1.27                 5,100,000              5,098,741
     03-03-03         1.25                56,300,000             56,239,396
     03-05-03         1.24                53,900,000             53,836,723
     03-07-03         1.24                70,000,000             69,912,841
     04-30-03         1.23                47,500,000             47,356,148
Total                                                           251,525,300

Commercial paper (2.7%)
CAFCO
     02-03-03         1.33                 2,200,000(d)           2,199,756
Falcon Asset Securitization
     02-03-03         1.34                22,900,000(d)          22,897,443
     02-27-03         1.28                28,800,000(d)          28,772,352
General Electric Capital
     02-03-03         1.32                15,400,000             15,398,306
Windmill Funding
     02-03-03         1.32                13,300,000(d)          13,298,537
Total                                                            82,566,394

Total short-term securities
(Cost: $334,108,105)                                           $334,091,694

Total investments in securities
(Cost: $3,247,395,192)(e)                                    $3,118,585,300

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 6.6% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Jan. 31, 2003, the cost of securities for federal income tax purposes was approximately $3,247,395,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $  86,262,000
     Unrealized depreciation                         (215,072,000)
                                                     ------------
     Net unrealized depreciation                    $(128,810,000)
                                                    -------------

--------------------------------------------------------------------------------
12   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

Jan. 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $3,247,395,192)                                         $3,118,585,300
Dividends and accrued interest receivable                                        2,679,711
Receivable for investment securities sold                                      284,429,067
U.S. government securities held as collateral (Note 4)                           7,416,273
                                                                                 ---------
Total assets                                                                 3,413,110,351
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                  134,726
Payable for investment securities purchased                                    325,622,251
Payable upon return of securities loaned (Note 4)                               18,916,273
Accrued investment management services fee                                          47,897
Other accrued expenses                                                             102,762
                                                                                   -------
Total liabilities                                                              344,823,909
                                                                               -----------
Net assets                                                                  $3,068,286,442
                                                                            ==============
* Including securities on loan, at value (Note 4)                           $   18,272,744
                                                                            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
Growth Portfolio

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                    $  18,708,654
Interest                                                                         1,753,537
Fee income from securities lending -- net (Note 4)                                 168,114
   Less foreign taxes withheld                                                     (52,725)
                                                                                   -------
Total income                                                                    20,577,580
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                              10,013,044
Compensation of board members                                                       12,458
Custodian fees                                                                     151,045
Audit fees                                                                          14,250
Other                                                                               43,683
                                                                                    ------
Total expenses                                                                  10,234,480
   Earnings credits on cash balances (Note 2)                                         (249)
                                                                                      ----
Total net expenses                                                              10,234,231
                                                                                ----------
Investment income (loss) -- net                                                 10,343,349
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             (481,539,648)
   Foreign currency transactions                                                    41,862
                                                                                    ------
Net realized gain (loss) on investments                                       (481,497,786)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          319,642,737
                                                                               -----------
Net gain (loss) on investments and foreign currencies                         (161,855,049)
                                                                              ------------
Net increase (decrease) in net assets resulting from operations              $(151,511,700)
                                                                             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
Growth Portfolio
                                                                               Jan. 31, 2003          July 31, 2002
                                                                             Six months ended           Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                               $   10,343,349        $    18,049,333
Net realized gain (loss) on investments                                         (481,497,786)          (135,571,463)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            319,642,737         (1,595,978,419)
                                                                                 -----------         --------------
Net increase (decrease) in net assets resulting from operations                 (151,511,700)        (1,713,500,549)
                                                                                ------------         --------------
Proceeds from contributions                                                        4,482,736          1,077,212,062
Fair value of withdrawals                                                       (330,911,980)        (2,162,141,355)
                                                                                ------------         --------------
Net contributions (withdrawals) from partners                                   (326,429,244)        (1,084,929,293)
                                                                                ------------         --------------
Total increase (decrease) in net assets                                         (477,940,944)        (2,798,429,842)
Net assets at beginning of period                                              3,546,227,386          6,344,657,228
                                                                               -------------          -------------
Net assets at end of period                                                   $3,068,286,442        $ 3,546,227,386
                                                                              ==============        ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

Growth Portfolio

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under an Investment Management Service Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment increased the fee by $451,550 for the six months ended Jan. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended Jan. 31, 2003, the Portfolio's custodian fees were reduced by $249 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,202,554,201 and $4,819,260,758, respectively, for the six months ended Jan. 31, 2003. For the same period, the portfolio turnover rate was 138%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $588,733 for the six months ended Jan. 31, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2003, securities valued at $18,272,744 were on loan to brokers. For collateral, the Portfolio received $11,500,000 in cash and U.S. government securities valued at $7,416,273. Income from securities lending amounted to $168,114 for the six months ended Jan. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

Jan. 31, 2003 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                    $ 3,068,249,382
Capital shares receivable                                                                                   238,532
                                                                                                            -------
Total assets                                                                                          3,068,487,914
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                      172,236
Accrued distribution fee                                                                                     33,921
Accrued service fee                                                                                             957
Accrued transfer agency fee                                                                                  18,749
Accrued administrative services fee                                                                           3,739
Other accrued expenses                                                                                      383,647
                                                                                                            -------
Total liabilities                                                                                           613,249
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                  $ 3,067,874,665
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $     1,568,487
Additional paid-in capital                                                                            4,806,745,257
Net operating loss                                                                                       (2,420,597)
Accumulated net realized gain (loss) (Note 5)                                                        (1,609,221,697)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (128,796,785)
                                                                                                       ------------
Total -- representing net assets applicable to outstanding capital stock                            $ 3,067,874,665
                                                                                                    ===============
Net assets applicable to outstanding shares:              Class A                                   $ 1,955,452,144
                                                          Class B                                   $   751,926,851
                                                          Class C                                   $     7,677,016
                                                          Class Y                                   $   352,818,654
Net asset value per share of outstanding capital stock:   Class A shares           98,438,189       $         19.86
                                                          Class B shares           40,447,987       $         18.59
                                                          Class C shares              412,956       $         18.59
                                                          Class Y shares           17,549,608       $         20.10
                                                                                   ----------       ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Growth Fund

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                    $   18,708,438
Interest                                                                                          1,753,087
Fee income from securities lending -- net                                                           168,112
   Less foreign taxes withheld                                                                      (52,724)
                                                                                                    -------
Total income                                                                                     20,576,913
                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                10,234,113
Distribution fee
   Class A                                                                                        2,638,148
   Class B                                                                                        4,035,332
   Class C                                                                                           37,400
Transfer agency fee                                                                               4,092,884
Incremental transfer agency fee
   Class A                                                                                          267,019
   Class B                                                                                          226,628
   Class C                                                                                            3,002
Service fee -- Class Y                                                                              213,947
Administrative services fees and expenses                                                           748,327
Compensation of board members                                                                         8,467
Printing and postage                                                                                453,413
Registration fees                                                                                    48,914
Audit fees                                                                                            4,750
Other                                                                                                17,009
                                                                                                     ------
Total expenses                                                                                   23,029,353
   Earnings credits on cash balances (Note 2)                                                       (31,843)
                                                                                                    -------
Total net expenses                                                                               22,997,510
                                                                                                 ----------
Investment income (loss) -- net                                                                  (2,420,597)
                                                                                                 ==========
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                       (481,534,982)
   Foreign currency transactions                                                                     41,862
                                                                                                     ------
Net realized gain (loss) on investments                                                        (481,493,120)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           319,639,976
                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                          (161,853,144)
                                                                                               ------------
Net increase (decrease) in net assets resulting from operations                               $(164,273,741)
                                                                                              =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund
                                                                               Jan. 31, 2003          July 31, 2002
                                                                             Six months ended           Year ended
                                                                                (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                 $   (2,420,597)      $   (15,399,917)
Net realized gain (loss) on investments                                           (481,493,120)         (135,569,398)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              319,639,976        (1,595,964,275)
                                                                                   -----------        --------------
Net increase (decrease) in net assets resulting from operations                   (164,273,741)       (1,746,933,590)
                                                                                  ------------        --------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                               --            (2,135,273)
      Class B                                                                               --              (888,287)
      Class C                                                                               --                (5,132)
      Class Y                                                                               --              (580,590)
   Tax return of capital
      Class A                                                                               --              (529,673)
      Class B                                                                               --              (220,504)
      Class C                                                                               --                (1,506)
      Class Y                                                                               --              (143,905)
                                                                                        ------              --------
Total distributions                                                                         --            (4,504,870)
                                                                                        ------            ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                          91,740,446         1,467,991,732
   Class B shares                                                                   46,829,473           130,290,043
   Class C shares                                                                    1,824,340             4,063,109
   Class Y shares                                                                   75,754,350           423,221,812
Reinvestment of distributions at net asset value
   Class A shares                                                                           --             2,597,294
   Class B shares                                                                           --             1,098,608
   Class C shares                                                                           --                 6,584
   Class Y shares                                                                           --               724,495
Payments for redemptions
   Class A shares                                                                 (245,379,390)       (2,050,219,864)
   Class B shares (Note 2)                                                         (96,274,916)         (369,829,910)
   Class C shares (Note 2)                                                            (941,182)           (2,689,402)
   Class Y shares                                                                 (187,126,768)         (653,772,011)
                                                                                  ------------          ------------
Increase (decrease) in net assets from capital share transactions                 (313,573,647)       (1,046,517,510)
                                                                                  ------------        --------------
Total increase (decrease) in net assets                                           (477,847,388)       (2,797,955,970)
Net assets at beginning of period                                                3,545,722,053         6,343,678,023
                                                                                 -------------         -------------
Net assets at end of period                                                     $3,067,874,665       $ 3,545,722,053
                                                                                ==============       ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Growth Fund

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio

The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Jan. 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administrative and accounting services at a percentage of the Fund's average daily net assets in reducing percentages 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
23   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,851,504 for Class A, $496,266 for Class B and $1,422 for Class C for the six months ended Jan. 31, 2003.

During the six months ended Jan. 31, 2003, the Fund's transfer agency fees were reduced by $31,843 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended Jan. 31, 2003
                                              Class A         Class B      Class C        Class Y
Sold                                        4,447,493       2,421,277       94,590      3,647,048
Issued for reinvested distributions                --              --           --             --
Redeemed                                  (12,013,431)     (5,041,005)     (48,847)    (8,867,116)
                                          -----------      ----------      -------     ----------
Net increase (decrease)                    (7,565,938)     (2,619,728)      45,743     (5,220,068)
                                           ----------      ----------       ------     ----------

                                                           Year ended July 31, 2002
                                              Class A         Class B      Class C        Class Y
Sold                                       58,268,502       5,484,859      172,227     16,631,804
Issued for reinvested distributions            97,106          43,514          271         26,813
Redeemed                                  (82,106,853)    (16,191,810)    (118,208)   (26,379,833)
                                          -----------     -----------     --------    -----------
Net increase (decrease)                   (23,741,245)    (10,663,437)      54,290     (9,721,216)
                                          -----------     -----------       ------     ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $948,750,770 as of July 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003(f)       2002        2001      2000      1999
Net asset value, beginning of period                                        $20.88       $29.68     $ 54.36    $42.14    $36.58
Income from investment operations:
Net investment income (loss)                                                    --         (.04)       (.14)     (.14)     (.03)
Net gains (losses) (both realized and unrealized)                            (1.02)       (8.74)     (22.34)    13.14      7.29
Total from investment operations                                             (1.02)       (8.78)     (22.48)    13.00      7.26
Less distributions:
Distributions from realized gains                                               --         (.02)      (2.20)     (.78)    (1.70)
Net asset value, end of period                                              $19.86       $20.88     $ 29.68    $54.36    $42.14
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1,955       $2,213      $3,851    $6,637    $4,576

Ratio of expenses to average daily net assets(c)                             1.21%(d)      .99%        .99%      .99%      .89%
Ratio of net investment income (loss) to average daily net assets             .02%(d)     (.15%)      (.34%)    (.30%)    (.08%)
Portfolio turnover rate (excluding short-term securities)                     138%         225%         41%       23%       17%
Total return(e)                                                             (4.98%)(g)  (29.59%)    (42.14%)   31.01%    20.49%

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003(f)       2002        2001      2000      1999
Net asset value, beginning of period                                        $19.61       $28.11     $ 52.02    $40.65    $35.61
Income from investment operations:
Net investment income (loss)                                                  (.08)        (.25)       (.42)     (.46)     (.28)
Net gains (losses) (both realized and unrealized)                             (.94)       (8.23)     (21.29)    12.61      7.02
Total from investment operations                                             (1.02)       (8.48)     (21.71)    12.15      6.74
Less distributions:
Distributions from realized gains                                               --         (.02)      (2.20)     (.78)    (1.70)
Net asset value, end of period                                              $18.59       $19.61     $ 28.11    $52.02    $40.65

Ratios/supplemental data
Net assets, end of period (in millions)                                       $752         $845      $1,510    $2,468    $1,458
Ratio of expenses to average daily net assets(c)                             1.99%(d)     1.77%       1.75%     1.75%     1.65%
Ratio of net investment income (loss) to average daily net assets            (.76%)(d)    (.93%)     (1.11%)   (1.06%)    (.85%)
Portfolio turnover rate (excluding short-term securities)                     138%         225%         41%       23%       17%
Total return(e)                                                             (5.30%)(g)  (30.18%)    (42.57%)   30.02%    19.58%

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
25   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2003(f)        2002        2001      2000(b)
Net asset value, beginning of period                                        $19.62       $28.12     $ 52.03    $52.65
Income from investment operations:
Net investment income (loss)                                                  (.07)        (.21)       (.42)     (.04)
Net gains (losses) (both realized and unrealized)                             (.96)       (8.27)     (21.29)     (.58)
Total from investment operations                                             (1.03)       (8.48)     (21.71)     (.62)
Less distributions:
Distributions from realized gains                                               --         (.02)      (2.20)       --
Net asset value, end of period                                              $18.59       $19.62     $ 28.12    $52.03

Ratios/supplemental data
Net assets, end of period (in millions)                                         $8           $7          $9        $1
Ratio of expenses to average daily net assets(c)                             2.01%(d)     1.80%       1.75%     1.75%(d)
Ratio of net investment income (loss) to average daily net assets            (.78%)(d)    (.96%)     (1.10%)   (1.30%)(d)
Portfolio turnover rate (excluding short-term securities)                     138%         225%         41%       23%
Total return(e)                                                             (5.30%)(g)  (30.17%)    (42.56%)   (1.18%)(g)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2003(f)        2002        2001      2000     1999
Net asset value, beginning of period                                        $21.11       $29.96     $ 54.75    $42.37    $36.74
Income from investment operations:
Net investment income (loss)                                                   .02           --        (.07)     (.06)       --
Net gains (losses) (both realized and unrealized)                            (1.03)       (8.83)     (22.52)    13.22      7.33
Total from investment operations                                             (1.01)       (8.83)     (22.59)    13.16      7.33
Less distributions:
Distributions from realized gains                                               --         (.02)      (2.20)     (.78)    (1.70)
Net asset value, end of period                                              $20.10       $21.11     $ 29.96    $54.75    $42.37

Ratios/supplemental data
Net assets, end of period (in millions)                                       $353         $481        $974    $1,551      $914
Ratio of expenses to average daily net assets(c)                             1.03%(d)      .82%        .83%      .83%      .80%
Ratio of net investment income (loss) to average daily net assets             .20%(d)      .02%       (.18%)    (.14%)      --%
Portfolio turnover rate (excluding short-term securities)                     138%         225%         41%       23%       17%
Total return(e)                                                             (4.87%)(g)  (29.48%)    (42.04%)   31.20%    20.59%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Jan. 31, 2003 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP GROWTH FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          161,067,509.378                8,777,289.897
Philip J. Carroll, Jr.   161,696,909.389                8,147,889.886
Livio D. DeSimone        161,363,098.318                8,481,700.957
Barbara H. Fraser        161,749,782.777                8,095,016.498
Ira D. Hall              161,624,688.292                8,220,110.983
Heinz F. Hutter          161,223,353.993                8,621,445.282
Anne P. Jones            161,454,050.036                8,390,749.239
Stephen R. Lewis, Jr.    161,977,476.287                7,867,322.988
Alan G. Quasha           161,843,920.313                8,000,878.962
Stephen W. Roszell       161,838,277.012                8,006,522.263
Alan K. Simpson          160,863,762.643                8,981,036.632
Alison Taunton-Rigby     161,799,304.848                8,045,494.427
William F. Truscott      161,815,746.539                8,029,052.736

--------------------------------------------------------------------------------
28   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  141,057,904.638          17,507,272.377      4,873,844.260    6,405,778.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

  Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  91,594,183.882          10,794,945.503       3,027,271.539   4,381,082.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  90,506,862.032        10,718,195.735       4,191,343.157   4,381,082.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29   --   AXP GROWTH FUND   --   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

AXP Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6456 T (4/03)